SECURITIES AND EXCHANGE COMMISSION
                                             Washington, D.C.   20549


                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 24, 1997

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of September 1, 1997, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1997-S13)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                           333-4846        75-2006294
(State or Other Jurisdiction                (Commission     (I.R.S. Employer
of Incorporation)                           File Number)    Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                 55437
 (Address of Principal                                  (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000





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Item 5.  Other Events.

         The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1996 and 1995, and for the three year period ended December 31, 1996, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 1996 and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries for the six months ended June 30, 1997 and for the periods ending June 30, 1997 and June 30, 1996 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ending June 30, 1997 are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.        Description

1                 23                 Consent of Coopers &
                                     Lybrand, L.L.P.,
                                     independent auditors of
                                     MBIA Insurance Corporation
                                     with respect to the
                                     Residential Funding
                                     Mortgage Securities I, Inc.
                                     Mortgage Pass-Through
                                     Certificates, Series 1997-S13


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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING MORTGAGE
                              SECURITIES I, INC.


                              By:    /s/ Randy Van Zee
                              Name:      Randy Van Zee
                              Title:     Vice President


Dated: September 24, 1997



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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES I, INC.


                     By:
                                   Name:      Randy Van Zee
                                   Title:     Vice President


Dated: September 24, 1997


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                                                   EXHIBIT INDEX


                   Item 601(a) of                    Sequentially
Exhibit   Regulation S-K                             Numbered
Number             Exhibit No.       Description       Page

1                  23                Accountant's Consent

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                                                     EXHIBIT 1


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                                           INDEPENDENT AUDITORS' CONSENT


The Board of Directors
MBIA Insurance Corporation

         We consent to the incorporation by reference in this Prospectus Supplement of our report dated February 3, 1997, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts".


                                             Coopers        &
Lybrand, L.L.P.


New York, New York
September 24, 1997

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